                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



      Date of Report (Date of earliest event reported):  August 13, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                      0-26984                     13-3526980
(State or other            (Commission File No.)          (I.R.S. Employer
jurisdiction                                             Identification No.)
of incorporation)

      10 Mountain View Road, Suite C-100
            Upper Saddle River, NJ                             07458-1933
   (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     Neuromedical Systems, Inc. (the "Company") hereby files under Form 8-K portions of the Company's monthly operating report for July of 1999 as filed on August 13, 1999 with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such report, the "Monthly Report"). Attachments to the Monthly Report as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

     On March 30, 1999, counsel for the Company, submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of its Monthly Reports within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court.

                               Acc Balance Sheet

                                ACCRUAL BASIS-2
                           COMPARATIVE BALANCE SHEET
                                 THIRD QUARTER

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                              MONTH            MONTH             MONTH
                                                               ---------------------------------------------------------
                                                                    JULY             AUGUST           SEPTEMBER
------------------------------------------------------------------------------------------------------------------------
   1     CASH                                                       3,607,473
   2     ACCOUNTS RECEIVABLE, NET                                     185,049
   3     INVENTORY
   4     NOTES RECEIVABLE
   5     PREPAID EXPENSES                                             714,316                 -                -
   6     OTHER (ATTACH LIST)                                        7,000,000                 -                -
   7     TOTAL CURRENT ASSETS                                      11,506,838                 -                -
   8     PROPERTY, PLANT & EQUIPMENT                               19,047,177
   9     LESS: ACCUMULATED DEPRECIATION/DEPLETION                 (18,757,733)
   10    NET PROPERTY, PLANT & EQUIPMENT                              289,444
   11    DUE FROM AFFILIATES & INSIDERS                                74,566                 -                -
   12    INTANGIBLES                                                 (270,700)
   13    OTHER (ATTACH LIST)                                           53,635                 -                -
   14    TOTAL ASSETS                                              11,653,783                 -                -
POST PETITION LIABILITIES
   15    ACCOUNTS PAYABLE                                              57,764
   16    TAXES PAYABLE
   17    NOTES PAYABLE
   18    PROFESSIONAL FEES                                            415,852
   19    SECURED DEBT
   20    DUE TO AFFILIATES & INSIDERS                                  11,104
   21    OTHER (ATTACH LIST)
   22    TOTAL POSTPETITION LIABILITIES                               484,720                 -                -
PREPETITION LIABILITIES
   23    SECURED DEBT                                               2,926,239
   24    PRIORITY DEBT
   25    UNSECURED DEBT
   26    OTHER (ATTACH LIST)                                        2,866,301                 -                -
   27    TOTAL PREPETITION LIABILITIES                              5,792,540                 -                -
   28    TOTAL LIABILITIES                                          6,277,260                 -                -
EQUITY
   29    OWNERS' PREPETITION EQUITY                                   (86,028)
   30    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                   5,462,551                 -                -
   31    TOTAL EQUITY (DEFICIT)                                     5,376,523                 -                -
   32    TOTAL LIABILITIES & OWNERS' EQUITY                        11,653,783                 -                -

                                Balance Sheet Dtl

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               3RD QUARTER 1999

-----------------------------------------------------------------------------------------------------------------------------
                                                                            MONTH             MONTH            MONTH
                                                                         ----------------------------------------------------
                                                                             JULY            AUGUST          SEPTEMBER
-----------------------------------------------------------------------------------------------------------------------------
  LINE 5    PREPAIDS:
            A/R EXCHANGE - REVIEW STATIONS
            PREPAID EXPENSES                                                    637,542
            PREPAID INSURANCE                                                    56,460
            EMPLOYEE RECEIVABLES                                                  3,906
            INTEREST RECEIVABLE - OTHER
            SECURITY DEPOSITS SHORT TERM                                         16,408
                                                       TOTAL PREPAIDS           714,316                -                -

  LINE 6    OTHER
            INVESTMENTS HELD FOR SALE                                         7,000,000

  LINE 11   DUE FROM AFFILIATES AND INSIDERS:
            ISRAEL                                                           13,695,196
            NETHERLANDS                                                       1,983,006
            EUROPE                                                            4,766,149
            ACE
            HONGKONG
            AUSTRALIA
            ASIA PACIFIC
            OVERSEAS HOLDING                                                     50,000
            OVERSEAS GROUP                                                       50,000
            RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS              (20,514,353)
            PAUL SOHMER                                                          44,568
                                     DUE FROM AFFILIATES AND INSIDERS            74,566                -                -

  LINE 13   OTHER:
            SECURITY DEPOSITS LONG TERM                                          53,635
                                                          TOTAL OTHER            53,635                -                -

  LINE 26   OTHER:
            ACCOUNTS PAYABLE                                                    923,082
            NOTE PAYABLE - BIRD FOUNDATION                                      120,096
            INTERCOMPANY A/P - HONGKONG
            ACCRUED COMPENSATION                                                645,100
            ACCRUED VACATION                                                    129,923
            ACCRUED ADVERTISING
            ACCRUED AUDIT                                                        32,960
            ACCRUED CONSULTING                                                   76,500
            ACCRUED INTEREST                                                     47,133
            ACCRUED LEGAL                                                        88,064
            ACCRUED MISCELLANEOUS                                               101,256
            ACCRUED OTHER                                                        39,185
            ACCRUED TAXES                                                        54,737
            ACCRUED RESTRUCTURING                                               608,265
            ACCRUED PAYROLL TAXES
            ACCRUED PENSION PLAN PAYABLE
            ACCRUED SALES TAX PAYABLE                                                 -                -                -
                                                          TOTAL OTHER         2,866,301                -                -


  LINE 30   POSTPETITION CUMULATIVE PROFIT OR LOSS
            CUMULATIVE RESULTS OF OPERATION                                   7,912,551
            UNREALIZED GAIN (LOSS) ON INVESTMENTS HELD FOR SALE              (2,450,000)
                                                                TOTAL         5,462,551                -                -

                                Acc Income Stmt

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                                 THIRD QUARTER

---------------------------------------------------------------------------------------------------------------
REVENUES                                                         MONTH            MONTH             MONTH
                                                           ----------------------------------------------------
                                                                  JULY            AUGUST          SEPTEMBER
---------------------------------------------------------------------------------------------------------------
            1 GROSS REVENUES                                       46,640
            2 LESS: RETURNS & DISCOUNTS
            3 NET REVENUE                                          46,640                -                 -
COST OF GOODS SOLD
            4 BEGINNING INVENTORY                                                                          -
            5 ADD: PURCHASES
            6 LESS: ENDING INVENTORY                                                     -                 -
            7 COST OF GOODS SOLD                                        -                -                 -
            8 GROSS PROFIT                                         46,640                -                 -
OPERATING EXPENSES
            9 OFFICER/INSIDER COMPENSATION                        131,482
           10 DIRECT LABOR/SALARIES                                36,901
           11 PAYROLL TAXES                                         5,018
           12 RENT & LEASE EXPENSE                                 15,933
           13 INSURANCE                                            36,013
           14 DEPRECIATION/DEPLETION/AMORTIZATION
           15 GENERAL & ADMINISTRATIVE                              1,000
           16 OTHER (ATTACH LIST)                                  25,945
           17 TOTAL OPERATING EXPENSES                            252,292                -                 -
           18 OPERATING INCOME                                   (205,652)               -                 -
OTHER INCOME & EXPENSES
           19 OTHER INCOME (ATTACH LIST)                           12,220                -                 -
           20 OTHER EXPENSES (ATTACH LIST)
           21 INTEREST EXPENSE                                    (42,468)
           22 OTHER (ATTACH LIST)
           23 NET OTHER INCOME & EXPENSES                         (30,248)               -                 -
REORGANIZATION EXPENSES
           24 PROFESSIONAL FESS                                   415,852
           25 U.S. TRUSTEE FEES
           26 OTHER (ATTACH LIST)
           27 TOTAL REORGANIZATION EXPENSES                       415,852                -                 -
           28 INCOME TAX
           29 NET PROFIT (LOSS)                                  (651,752)               -                 -

                                Income Stmt Dtl

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                               3RD QUARTER 1999

-----------------------------------------------------------------------------------------------------------------------
                                                                          MONTH            MONTH            MONTH
                                                                    ---------------------------------------------------
                                                                          JULY            AUGUST          SEPTEMBER
-----------------------------------------------------------------------------------------------------------------------
LINE 16       OTHER EXPENSES:
              LIFE AND HEALTH INSURANCE
              TRAVEL AND ENTERTAINMENT                                      3,373
              DUES AND SUBSCRIPTIONS
              RELOCATION COSTS
              REPAIRS AND MAINTENANCE
              FREIGHT AND DELIVERIES                                        2,168
              COMPUTER EXPENSES                                               670
              EQUIPMENT LEASING                                             2,187
              AUTO EXPENSES
              PAYROLL FEES                                                  5,292
              CLINICAL TRIALS
              CONSULTANTS
              CONTRACTED SERVICES                                             875
              LEGAL- REFUND FROM INSURANCE CO.
              SUPPLIES                                                      1,476
              TELEPHONE AND COMMUNICATIONS                                 10,515
              TAXES AND FEES                                                 (611)
              ASSET WRITE DOWN
              OTHER LEGAL
              ROYALTIES

                                                TOTAL OTHER EXPENSE        25,945                -                -


LINE 19       OTHER INCOME:
              INTERCOMPANY
              INTEREST ON LOAN TO OFFICER
              INTEREST - BANKS                                             12,220
                                                 TOTAL OTHER INCOME        12,220                -                -

 LINE 22      OTHER :
              PENALTY FOR EARLY EXTINGUISHMENT
              OF DEBT


                                                        TOTAL OTHER            -                 -                -

                                 Cash Summary


Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
---------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH            MONTH
                                                    -----------------------------------------------
                                                         JULY            AUGUST          SEPTEMBER
              -------------------------------------------------------------------------------------
               Checking                                    96,979
               Money Market                             3,481,839
               Payroll                                     16,913
               Morgan Stanley Dean Witter                   8,527
               Merrill Lynch                                  561
               Certificates of Deposit                         61
               Citifunds                                    2,593
               Investment                                       -
                          TOTAL                         3,607,473           -                -
---------------------------------------------------------------------------------------------------

                               Cash Stmt Detail


Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
THIRD QUARTER

_____________________________________________________________________________________________________________
CASH RECEIPTS AND DISBURSEMENTS                                   MONTH            MONTH            MONTH
                                                              -----------------------------------------------
                                                                   JULY            AUGUST          SEPTEMBER
-------------------------------------------------------------------------------------------------------------
   1     CASH - BEGINNING OF MONTH                                 4,046,151
RECEIPTS
   2     CASH SALES
   3     ACCOUNTS RECEIVABLE COLLECTIONS                              97,451
   4     LOANS & ADVANCES
   5     SALE OF ASSETS
   6     LEASE & RENTAL INCOME
   7     WAGES
   8     OTHER (ATTACH LIST)                                         109,598          -                 -
   9     TOTAL RECEIPTS                                              207,049          -                 -
DISBURSEMENTS
   10    NET PAYROLL                                                  67,522
   11    PAYROLL TAXES PAID                                          125,154
   12    SALES, USE & OTHER TAXES PAID
   13    INVENTORY PURCHASES
   14    MORTGAGE PAYMENTS
   15    OTHER SECURED NOTE PAYMENTS                                  35,522
   16    RENTAL & LEASE PAYMENTS                                         402
   17    UTILITIES                                                    24,213
   18    INSURANCE                                                    74,720
   19    VEHICLE EXPENSES
   20    TRAVEL                                                        3,000
   21    ENTERTAINMENT
   22    REPAIRS & MAINTENANCE
   23    SUPPLIES
   24    ADVERTISING
   25    HOUSEHOLD EXPENSES
   26    CHARITABLE CONTRIBUTIONS
   27    GIFTS
   28    OTHER (ATTACH LIST)                                         307,415
   29    TOTAL                                                       637,947          -                 -
REORGANIZATION EXPENSES
   30    PROFESSIONAL FEES                                             2,779
   31    U.S. TRUSTEE FEES                                             5,000
   32    OTHER (ATTACH LIST)
   33    TOTAL                                                         7,779          -                 -
   34    TOTAL DISBURSEMENTS                                         645,727          -                 -
   35    NET CASH FLOW                                              (438,678)         -                 -
   36    CASH - END OF MONTH                                       3,607,473          -                 -

                               Cash Stmt Detail

_____________________________________________________________________________________________________________________
CASH RECEIPTS - OTHER                                                       JULY            AUGUST          SEPTEMBER
---------------------------------------------------------------------------------------------------------------------
              COBRA                                                        15,413
              TRAVEL
              INSURANCE                                                     5,400
              NET SETTLEMENT WITH TBCC
              REFUND POSTAGE                                                  138
              BANK INTEREST                                                87,758
              TAX REFUND                                                      889
              TOTAL OTHER CASH RECEIPTS                                   109,598                -                  -


CASH DISBURSEMENTS - OTHER                                                  JULY            AUGUST          SEPTEMBER

              401 K
              CLINICAL TRIAL                                               49,209
              CORPORATE SERVICES                                            1,000
              MISCELLANEOUS
              OFFICE                                                        2,925
              PAYROLL SERVICES                                                332
              SHIPPING                                                      1,450
              BANK FEE                                                      2,500
              SETTLEMENT SALE                                             250,000
              FILING FEES/LEGAL
              TOTAL OTHER CASH DISBURSEMENTS                              307,415                -                  -

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 25th day of August, 1999.

                                   NEUROMEDICAL SYSTEMS, INC.


                                   By:  /s/ Paul R. Sohmer, M.D.
                                        -----------------------------
                                        Paul R. Sohmer, M.D.
                                        President